UNITED STATES

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

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FORM 8‑K

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CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 31, 2017

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PJT Partners Inc.
(Exact name of registrant as specified in its charter)

Delaware	001‑36869	36-4797143
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
280 Park Avenue New York, New York		10017
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (212) 364-7800

Not Applicable
(Former name or former address, if changed since last report.)

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Check the appropriate box below if the Form 8‑K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a‑12 under the Exchange Act (17 CFR 240.14a‑12)
☐	Pre‑commencement communications pursuant to Rule 14d‑2(b) under the Exchange Act (17 CFR 240.14d‑2(b))
☐	Pre‑commencement communications pursuant to Rule 13e‑4(c) under the Exchange Act (17 CFR 240.13e‑4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

Item 1.01.	Entry into a Material Definitive Agreement.

On October 30, 2017, PJT Partners Holdings LP, as borrower (in such capacity, the “Borrower”), entered into a Renewal Agreement (the “Renewal Agreement”) and related documents with First Republic Bank, as lender (the “Lender”), amending the terms of the Borrower’s revolving credit facility with the Lender under the Loan Agreement dated October 1, 2015 (as amended, the “Loan Agreement”). The Renewal Agreement provides for an extension of the maturity of the credit facility from October 2, 2018 to October 1, 2019.

The Loan Agreement continues to provide for a revolving credit facility with aggregate commitments in an amount equal to $60.0 million, which aggregate commitments may be increased, on the terms and subject to the conditions set forth in the Loan Agreement, to up to $80.0 million during certain times of the year. Indebtedness under the Loan Agreement is not guaranteed by PJT Partners Inc. or any subsidiaries of the Borrower, but continues to be secured by first priority liens on all accounts receivable, including placement and advisory fees, payable to the Borrower, Park Hill Group LLC and PJT Partners LP. Beginning October 30, 2017, drawings under the credit facility will bear interest equal to the greater of a per annum rate of (a) 3%, or (b) prime minus 1%.

The descriptions of the Loan Agreement and the Renewal Agreement set forth herein are summary in nature and are qualified in their entirety by reference to the full text of those documents, which are set forth in Item 9.01 as Exhibits 10.1 and 10.2, respectively, and are incorporated herein by reference.

Item 2.02.	Results of Operations.

On October 31, 2017, PJT Partners Inc. (the “Company”) issued a press release announcing the financial results for its third quarter ended September 30, 2017.

A copy of the press release is attached hereto as Exhibit 99.1. The information contained under Item 2.02 of this Current Report on Form 8-K, including Exhibit 99.1, is being furnished and, as a result, such information shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 2.03.	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information in Item 1.01 of this report is incorporated by reference into this Item 2.03.

Item 9.01.	Financial Statements and Exhibits.

(d)Exhibits.

Exhibit Number	Description
10.1

Loan Agreement, dated as of October 1, 2015, between PJT Partners Holdings LP and First Republic Bank (incorporated by reference to Exhibit 10.1 to the Registrant's Current Report on Form 8-K (File No. 001-36869) filed with the Securities and Exchange Commission on October 13, 2016).

10.2	Renewal Agreement, dated October 30, 2017, between PJT Partners Holdings LP and First Republic Bank.
99.1	Press release of PJT Partners Inc. dated October 31, 2017 announcing the Company’s third quarter 2017 results.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PJT Partners Inc.
By:	/s/ Helen T. Meates
Name: Helen T. Meates
Title: Chief Financial Officer

Date: October 31, 2017